MML Growth Equity Fund

To Our Shareholders

U.S. Economy Keeps Growing

The most surprising economic development during the first half of 1999 was the continued strong growth of the U.S. economy. Confounding those who had been looking for slower growth-perhaps even a recession-as a result of the Asian financial crisis and last fall's credit crunch, the U.S. economy stormed ahead in the first quarter, with GDP growing a robust 4.3%. Consumption and fixed investment were both strong, although surging imports exacerbated the trade deficit, thereby offsetting some of the gains in other sectors. The housing market also exhibited strength, as did auto and truck sales. As expected, growth eased somewhat in the second quarter but was still sufficient to yield an annualized growth rate of 3.30% for the first half overall.

For the first time since the problems in Asia surfaced in the fall of 1997, inflation returned as a source of widespread concern. Although the labor market showed no worrisome increases in wages, Federal Reserve Board (Fed) Chairman Alan Greenspan remarked in his June testimony to Congress that such rises were "inevitable" given the relative shortage of qualified workers. Moreover, the Consumer Price Index (CPI) for April was much higher than expected, although the CPI for May failed to confirm April's gains. The bottom line: there was little hard evidence of inflationary pressures, but there was enough to make investors worry that the Fed, which has often stated its commitment to acting preemptively, would raise interest rates before there were clear signs of trouble. This part of the scenario played out as expected, with the Fed hiking short-term rates by .25% on the last day of June. Nonetheless, investors were pleased when the Fed also announced a return to a neutral bias with respect to future changes in interest rates.

Asian Markets Rebound

Most stock markets in Asia saw healthy gains in the first half of the year, mirroring investors' expectations that the region's economies had hit bottom and were on the rebound. Japan, for example, reported a sharp surge in first quarter GDP. Other economic data, though, failed to confirm the GDP number. Similarly, other countries in the Pacific Basin announced a variety of initiatives to help make companies in that region more competitive, but it remains to be seen how many of these initiatives will come to fruition. Until we see more tangible evidence of much needed structural changes, prospects for meaningful recovery in the region remain suspect.

In January, Brazil became the latest emerging market to suffer a devaluation of its currency. Subsequently, interest rates fell significantly there and stocks rallied strongly, along with equities in most other South American countries. On the other hand, European share prices recorded modest gains, and economic growth remained weak, making it unlikely that exports to Europe would provide much help for the U.S. economy over the next six months.

Cyclical Shares Lead Stocks Higher

During the first quarter, U.S. stock investors had a defensive mindset. This was reflected in a tiered market, with positive performance for the most part limited to a small group of large-capitalization growth stocks whose underlying companies were perceived as being capable of delivering consistent earnings growth. However, as the year progressed, better than expected growth in the U.S. and improving prospects overseas led analysts to roughly double their estimates for 1999 corporate earnings growth.

With investors' confidence returning, the second quarter saw a significant rally in cyclical stocks-those that are most sensitive to fluctuations in economic activity. Small- and mid-cap stocks, largely ignored in the first quarter, also advanced sharply. Although concerns about inflation, rising interest rates, and a possible Fed tightening limited gains to some extent, the improving earnings picture enabled many of the popular averages to close the period near their all-time highs.

Rising Rates Hurt Bonds

The Treasury yield curve, which began the year relatively flat, steepened noticeably during the first half of the year. Yields advanced all along the curve, particularly in the two to ten year maturities, making it a less than ideal environment for credit market investors.

Spreads between corporates and Treasuries began the year at fairly modest levels, widened around the middle of the period, and narrowed again near the end. Overall, spread product--that is, fixed-income investments offering a yield advantage over Treasury securities--performed somewhat better than Treasuries.

Supply and demand in the investment-grade corporate market was robust and well balanced, except near the end of the period, when many buyers sat on the sidelines to see what the Fed would do about interest rates. Activity in high-yield securities, however, was well behind the pace of last year, as investors remained cautious following last fall's damage to the high-yield market.

Second-Half Prospects

Although the second half will likely bring further slowing in the U.S. economy, it would not be surprising to see the Fed raise interest rates once more this year. For one thing, we are likely to see further evidence of inflationary pressures, though they should be mild. Furthermore, the rate cuts of last fall were a response to hemorrhaging financial markets. Now that the markets are out of danger, the Fed may be inclined to " take back" all or most of those reductions. Finally, given the uncertainties of the Year 2000 (Y2K) phenomenon, it is likely that if the Fed does raise rates, the announcement will be made at its August or October meeting rather than later in the year.

Regarding Y2K, no one can predict how investors will react as the end of the year draws closer. It's worth recalling, though, that MassMutual's focus has always been on investing for the long term, not trying to respond to short-term market events. The solid fundamentals that have been powering this historic bull market-strong economic growth, low interest rates and low inflation-are still very much intact.

Year 2000 Readiness Statement

Like other businesses and governments around the world, MML Series Investment Fund could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the Year 2000. This is commonly referred to as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating, and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

/s/ Stuart H. Reese
Stuart H. Reese President MML Series Investment Fund

July 30, 1999

What are the investment objectives and policies for the MML Growth Equity Fund?

The objective and policies of the Fund are to:
· achieve long-term growth of capital and future income
· invest primarily in a diversified portfolio of equity securities, which may consist of up to 30% foreign securities (including those of companies in emerging markets)
· use a growth-oriented strategy in making investment decisions
· use fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential

This is a new fund. How did it perform?	The Fund did well. From inception on May 3, 1999 through June 30, 1999, the Fund's shares posted a return of 6.49%[1] , handily beating the 1.58% return of the Standard & Poor's 500 Index[2] .

What factors contributed to the Fund's performance?

During May, stocks pulled back from their recent highs on the heels of a much higher than expected Consumer Price Index (CPI) report for April. However, in spite of a growing certainty that the Federal Reserve Board (Fed) would raise short-term interest rates, investors seemed more focused on the prospects for solid second quarter earnings reports. As a result, most of the popular stock indexes trended higher throughout the month, finishing near their highs.

Overweightings in technology, telecommunications and leisure stocks helped performance, as did stock selection in those areas. Within the technology sector, the Fund was helped by its investments in the shares of semiconductor and enterprise software companies. Semiconductors are the microprocessing chips that operate everything from computers to cellular phones, while enterprise software controls a company's most critical systems. On the down side, the Fund was hurt by its relatively low representation in the strong energy and basic industry sectors.

Can you talk about your strategy for managing the Fund?

The philosophy of the Fund might be summarized as "growth at a reasonable price." We look for investments based on a "bottom-up" approach, with a strong focus on a company's basic business prospects. Some of the characteristics we look for are superior management, sustainable competitive advantage, expanding profit margins, increasing market share and mismatches in supply and demand.

We attempt to buy stocks whose price-to-earnings ratios are below their earnings growth rates. Furthermore, we spend a lot of time with corporate managements in an effort to keep our information as current as possible and head off trouble. Under normal circumstances, we expect to have somewhere between 110 and 125 stocks in the portfolio. We limit initial positions to no more than 5% of assets, with most falling significantly below that level.

What stocks did well for the Fund?	One stock that performed well and reflected our interest in the semiconductor industry was LSI Logic. After several rough years, demand for semiconductors is picking up, and supplies are tight. Enterprise software provider Oracle also contributed positively to performance. Stocks in that industry had been beaten down excessively earlier this year because most companies had completed their Year 2000 upgrades, and many investors believed that demand for enterprise software would slow. In May and June, however, the stocks recovered. In the leisure sector, Royal Carribean and Carnival Cruise Lines were helpful holdings. Cruise line stocks, which had been under pressure because the fighting in Kosovo was reducing demand for normally popular Mediterranean cruises, advanced on news that the hostilities had ceased. And Tyco International, the Fund's largest holding at the end of the period, benefited from renewed investor interest in some previously neglected segments of the market.

1 The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

2 "Standard & Poor's®", "S&P®", "S&P 500®" and "Standard & Poor's 500 ®," are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"). S&P makes no representations or warrants, express or implied, regarding the advisability of investing in the Fund.

What stocks hurt the Fund's performance?	Cadence Software detracted from performance. The company, which makes design automation software for the semiconductor industry, was hurt by the news that it may have overstated earnings due to some accounting problems. Rite-Aid was a victim of overly aggressive expansion. The company was engaged in a store expansion program at the same time it was implementing a new distribution system and making a key acquisition. When some of these projects ran into unanticipated difficulties, Rite-Aid stock declined and we trimmed the Fund's position. Finally, Elan is a pharmaceutical company whose stock weakened because of delays in getting two of its new products approved by the Food and Drug Administration, as well as questions by the SEC about the company's accounting practices.

What is your outlook?	At this point, stock valuations are fairly rich, especially in the large-capitalization sector. Accordingly, we anticipate that the average market capitalization of the Fund will come down a bit over the next six months, as we look for good growth stories in slightly smaller stocks. On a long-term basis, we still believe that the outlook for stocks is very favorable, based on powerful long-term demographic and economic trends.

Regarding the much discussed Year 2000 (Y2K) issue, we view it as a one-time event that, if it does have much impact, will likely create some solid opportunities for the Fund.

4

MML Growth Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS
Investments at value (See Schedule of Investments) (Notes 2 and 4)

Equities (Identified cost: $23,562,612)	$25,493,455

Total investments	25,493,455

Cash	1,210,730

Receivable for investment securities sold	812,028

Interest and dividends receivable	13,484

Subscriptions receivable	214

Reimbursement receivable	5,365

Total assets	27,535,276

LIABILITIES
Payable for investment securities purchased	448,045

Redemptions payable	11
Investment management fee payable (Note 3)	32,783
Accrued liabilities	9,874

Total liabilities	490,713

NET ASSETS	$27,044,563

Net assets consist of:
Series shares, (par value $.01 per share) (Note 5)	$25,384
Additional paid-in capital	25,363,367
Undistributed net investment income (Note 2)	12,897
Accumulated net realized loss on investments (Note 2)	(287,928)
Net unrealized appreciation on investments (Note 2)	1,930,843

NET ASSETS	$27,044,563

Outstanding series shares	2,538,447

Net asset value per share	$10.65

See Notes to Financial Statements.

MML Growth Equity Fund

STATEMENT OF OPERATIONS

For the Period May 3, 1999 (Commencement of Operations) through June 30, 1999
(Unaudited)

Investment income (Note 2)

Dividends	$19,940

Interest	30,248

Total income	50,188

Expenses
Investment management fee (Note 3)	32,783
Audit fees	4,816
Trustees' fees	2,167
Other expenses	2,890

Total expenses	42,656
Expenses reimbursed (Note 3)	(5,365)

Net expenses	37,291

Net investment income (Note 2)	12,897

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized loss on investments (Notes 2 and 4)	(287,656)
Net realized loss on foreign currency (Note 2)	(272)

Net realized loss	(287,928)

Net change in unrealized appreciation on investments (Notes 2 and 4)	1,930,843

Net realized and unrealized gain on investments and foreign currency	1,642,915

Net increase in net assets resulting from operations	$1,655,812

See Notes to Financial Statements.

  MML Growth Equity Fund

  STATEMENT OF CHANGES IN NET ASSETS

  For the Period May 3, 1999 (Commencement of Operations) through June 30, 1999
  (Unaudited)

From Operations:
Net investment income	$12,897
Net realized loss on investments and foreign currency (Note 2)	(287,928)
Net change in unrealized appreciation on investments	1,930,843

Increase in net assets resulting from operations	1,655,812

Distributions to shareholders and capital share transactions
Dividends to shareholders from net investment income (Note 2)	-
Net increase in capital share transactions (Note 5)	25,388,751

Increase in net assets from distributions to shareholders and shareholder transactions	25,388,751

Total increase	27,044,563

NET ASSETS, at beginning of period	-

NET ASSETS, at end of period	$27,044,563

Undistributed net investment income included in net assets at end of period	12,897

  See Notes to Financial Statements.

    MML Growth Equity Fund

    FINANCIAL HIGHLIGHTS
    (Unaudited)

    Selected per share data for a Fund share outstanding for the period May 3, 1999 (Commencement of Operations) through June 30, 1999:

Net asset value:
Beginning of period	$10.000

Income from investment operations:
Net investment income	0.005
Net realized and unrealized gain on investments and foreign currency	0.645

Total from investment operations	0.650
Net asset value:
End of period	$10.650

Total return **	6.49% *
Net assets (in millions):	$27.04
Ratio of expenses to average net assets:
Before expense waiver	0.17% *
After expense waiver	0.15% *
Ratio of net investment income to average net assets
Before expense waiver	0.03% *
After expense waiver	0.05% *
Portfolio turnover rate	23.34% *

    * Percentages represent results for the period and are not annualized.
    **Total return shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.

    See Notes to Financial Statements.

    MML Growth Equity Fund

    SCHEDULE OF INVESTMENTS

    June 30, 1999
    (Unaudited)

	Number of Shares	Market Value (Note 2)

EQUITIES - 94.26%
Advertising - 1.43%
The Interpublic Group Companies, Inc.	2,100	$181,913
Young & Rubicam, Inc.	4,500	204,469

		386,382

Aerospace & Defense - 2.15%
AlliedSignal, Inc.	3,400	214,200
Gulfstream Areospace Corp.*	2,600	175,663
Raytheon Company Class A	2,800	192,850

		582,713

Banking, Savings & Loans - 3.84%
Associates First Capital Corporation	6,400	283,600
The Bank of New York Company, Inc.	3,000	110,063
Citigroup, Inc.	7,100	337,250
Providian Financial Corp.	900	84,150
Wells Fargo & Company	5,200	222,300

		1,037,363

Beverages - 0.63%
Anheuser-Busch Companies, Inc.	2,400	170,250

Building Materials & Construction - 0.94%
Lowe's Companies	4,500	255,094

Commercial Services - 1.45%
Ariba, Inc.*	50	4,863
Cendant Corporation*	5,200	106,600
Concord EFS, Inc.*	2,000	84,625
Republic Services, Inc. Cl. A*	7,900	195,525

		391,613

Communications - 3.19%
Lucent Technologies, Inc.	2,600	175,338
Nortel Networks Corporation	2,300	199,669
Qualcomm, Inc.*	300	43,050
Telefonaktiebolaget LM Ericsson	6,300	207,506
Tellabs, Inc.*	3,500	236,469

		862,032

Computer Software & Processing - 14.01%
Affiliated Computer Services Cl. A*	5,300	$268,313
BMC Software, Inc.*	7,100	383,400
Computer Associates International	4,700	258,500
Computer Sciences Corp.*	2,800	193,725
Compuware Corp.*	9,600	305,400
DST Systems, Inc.*	2,500	157,188
First Data Corp.	7,300	357,244
Microsoft Corp.*	12,200	1,100,288
Oracle Corporation*	6,000	222,750
Sun Microsystems, Inc.*	3,900	268,613
Sungard Data Systems, Inc.*	3,600	124,200
Synopsys, Inc.*	500	27,594
Teradyne, Inc.*	1,700	121,975

		3,789,190

Computers & Information - 2.48%
Cisco Systems, Inc.*	7,600	490,200
EMC Corp. *	3,300	181,500

		671,700

Computers & Office Equipment - 1.20%
Xerox Corporation	5,500	324,844

Cosmetics & Personal Care - 0.35%
Colgate-Palmolive Company	500	49,375
Gillette Company	1,100	45,100

		94,475

Electric Utilities - 1.01%
AES Corp.*	4,700	273,176

    See Notes to Financial Statements.

      MML Growth Equity Fund

      SCHEDULE OF INVESTMENTS (Continued)

      June 30, 1999
      (Unaudited)

	Number	Market
	of	Value
	Shares	(Note 2)

EQUITIES (Continued)
Electrical Equipment & Electronics - 9.64%
Altera Corp.*	3,700	$136,206
Analog Devices, Inc.*	8,600	431,613
Atmel Corp.*	7,000	183,313
Emerson Electric Co.	1,500	94,313
General Electric Company	2,400	271,200
Globespan, Inc.*	50	1,988
Honeywell, Inc.	1,100	127,463
LSI Logic Corp.*	7,000	322,875
Motorola, Inc.	6,200	587,450
Texas Instruments, Inc.	3,100	449,500

		2,605,921

Energy - 2.29%
Apache Corporation	3,700	144,300
BP Amoco plc Sponsored ADR	2,800	303,800
Burlington Resources, Inc.	2,100	90,825
Mobil Corporation	800	79,200

		618,125

Entertainment & Leisure - 4.07%
AT&T - Liberty Media Group *	6,200	227,850
Harrah's Entertainment, Inc.*	4,900	107,800
Time Warner, Inc.	10,400	764,400

		1,100,050

Financial Services - 1.53%
American Express Company	2,000	260,250
Morgan Stanley Dean Witter & Co.	1,500	153,750

		414,000

Foods - 2.03%
The Kroger Co.*	11,600	324,075
Nabisco Holdings Corp. Cl. A	2,900	125,425
Safeway, Inc.*	2,000	99,000

		548,500

Healthcare - 2.76%
Becton, Dickinson and Company	2,500	$75,000
Bristol-Myers Squibb Company	5,400	380,363
Healthsouth Corp.*	10,000	149,375
Pharmacia & Upjohn, Inc.	2,500	142,031

		746,769

Home Construction, Furnishings & Appliances - 0.24%
Gemstar International Group Ltd.*	1,000	65,250

Household Products - 0.12%
The Clorox Company	300	32,044

Industrial - Diversified - 5.73%
Illinois Tool Works	1,800	147,600
Tyco International Ltd.	14,800	1,402,300

		1,549,900

Insurance - 4.26%
American International Group	2,900	339,481
AON Corp.	1,900	78,375
CIGNA Corporation	3,400	302,600
Lincoln National Corp.*	1,800	94,163
United Healthcare Corp.	5,400	338,175

		1,152,794

Machinery & Components - 1.99%
Applied Materials, Inc.*	3,600	265,950
Danaher Corporation	1,100	63,938
Mannesmann AG	1,400	209,348

		539,236

Media - Broadcasting & Publishing - 3.78%
CBS Corp.*	3,100	134,656
Clear Channel Communications*	1,500	103,406
Comcast Corp. Cl. A	2,100	80,719
Infinity Broadasting Corp.*	10,200	303,450
MediaOne Group, Inc.*	3,500	260,313
Univision Communications, Inc.*	2,100	138,600

		1,021,144

      See Notes to Financial Statements.

      MML Growth Equity Fund

      SCHEDULE OF INVESTMENTS (Continued)
      June 30, 1999
      (Unaudited)

	Number	Market
	of	Value
	Shares	(Note 2)

EQUITIES (Continued)
Medical Supplies - 2.03%
Bausch & Lomb, Inc.	1,900	$145,350
Guidant Corp.	3,600	185,175
Medtronic, Inc.	2,800	218,050

		548,575

Oil & Gas - 0.57%
Baker Hughes, Inc.	500	16,750
Schlumberger Ltd.	1,100	70,056
The Williams Companies, Inc.	1,600	68,100

		154,906

Packaging - 0.50%
Sealed Air Corporation*	2,100	136,238

Pharmaceuticals - 2.39%
American Home Products Corporation	5,700	327,750
Cardinal Health, Inc.	3,600	230,850
Elan Corp. Plc*	3,200	88,800

		647,400

Restaurants - 1.24%
McDonald's Corp.	5,600	231,350
Wendy's International, Inc.	3,700	104,756

		336,106

Retail - 6.33%
CVS Corporation	8,300	424,338
Dayton-Hudson Corp.	1,000	65,000
Newell Rubbermaid, Inc.	5,300	246,450
Office Depot, Inc.*	9,400	207,388
Rite Aid Corp.	10,000	246,250
TJX Companies, Inc.	8,300	276,494
Wal-Mart Stores, Inc.	5,100	246,075

		1,711,995

Telecommunications - 2.02%
Nextel Communications Inc. Cl. A*	1,800	$90,338
Nokia Corp. Sponsored ADR*	2,400	219,750
Vodafone AirTouch PLC Sponsored ADR	1,200	236,400

		546,488

Telephone Utilities - 5.47%
CenturyTel, Inc.	900	35,775
Frontier Corporation	4,400	259,600
Global Telesystems Group, Inc.	1,400	113,400
MCI WORLDCOM, Inc.*	9,300	802,125
Sprint Corp. (PCS Group)*	4,400	251,350
Viatel, Inc.*	300	16,838

		1,479,088

Transportation - 2.59%
Carnival Corp.	3,000	145,500
Galileo International, Inc.	4,200	224,438
Kansas City Southern Industries	2,500	159,531
Royal Caribbean Ltd.	3,900	170,625

		700,094

TOTAL EQUITIES
Cost ($23,562,612)		25,493,455

TOTAL INVESTMENTS- 94.26%
Cost ($23,562,612)(a)		$25,493,455

(a)Federal Income Tax Information:

At June 30, 1999, the net unrealized appreciation on investments based on cost of $23,562,612 for federal income tax purposes is as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of market value over tax cost.		$2,195,432

Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over market value		(264,589)

Net unrealized appreciation		$1,930,843

* Non-income producing security
ADR: American Depository Receipt

      See Notes to Financial Statements.

      Notes To Financial Statements

      (Unaudited)

1. The Fund

      MML Growth Equity Fund (the "Fund"), which commenced operations on May 3, 1999, is a diversified fund series of MML Series Investment Fund ("MML Trust"), a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). MML Trust, which has eight separate series of shares, was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust.

      MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual" ) for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by a life insurance company which is a subsidiary of MassMutual. Shares of the MML Trust are not offered to the general public.

2. Significant Accounting Policies	The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

      Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Securities and other assets for which no market quotation is available are valued at fair value in accordance with procedures approved by and determined in good faith by the Board of Trustees, although the actual calculation may be done by others.

      Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees.

Accounting for Investments	Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax	It is the Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders	Dividends from net investment income and distributions of any net realized capital gains are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

      Notes To Financial Statements (Unaudited) (Continued)

Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

      Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amount actually received.

Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

      Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

      The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

      There were no outstanding forward foreign currency contracts at June 30, 1999.

3. Management Fees and Other Transactions With Affiliates

Investment Management Fees

      Under an agreement between MML Trust and MassMutual, MassMutual is responsible for providing investment management for the Fund. In return for this service, MassMutual receives an advisory fee from the Fund quarterly based upon the Fund's average daily net assets at the annual rate of .80% of the first $300,000,000, .77% of the next $300,000,000, .75% of the next $300,000,000, .72% of the next $600,000,000, and .65% of assets over $1.5 billion.

      MassMutual has entered into an investment sub-advisory agreement with Massachusetts Financial Services Company ("MFS") pursuant to which MFS serves as the Fund's sub-adviser, providing day-to-day management of the Fund's investments. MassMutual pays MFS a monthly fee based upon (1) the average daily net assets of the Fund plus (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-advisor provides sub-advisory services at the annual rate of .40% of the first $300,000,000, .37% of the next $300,000,000, .35% of the next $300,000,000, .32% of the next $600,000,000, and .25% of assets over $1.5 billion. MFS also provides investment sub-advisory services for MassMutual Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual acts as investment manager.

      Notes To Financial Statements (Unaudited) (Continued)

MassMutual has agreed, at least through April 30, 2000, to absorb the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed .11% of the average daily net assets of the Fund for such year.
Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.
4. Purchases And Sales Of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

For the Period May 3, 1999 (Commencement of Operations) through June 30, 1999	Acquisition Cost	Proceeds from Sales and Maturities

Equities	$29,865,791	$5,735,957

5. Capital Share Transactions	The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the Fund is as follows:

For the Period May 3, 1999 (Commencement of Operations) through June 30, 1999

Shares
Sales of shares	2,541,150
Redemptions of shares	(2,703)

Net Increase	2,538,447

Amount
Sales of shares	$25,416,003
Redemptions of shares	(27,252)

Net Increase	$25,388,751

6. Foreign Securities	The Fund may invest in foreign securities, subject to certain restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.